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As filed with the Securities and Exchange Commission on February 11, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2003

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware (State or other jurisdiction of incorporation or organization)	91-0425694 (I.R.S. Employer Identification No.)
100 N. Riverside, Chicago, IL (Address of principal executive offices)	60606-1596 (Zip Code)
(312) 544-2000 (Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Exhibit
1.1	Form of Underwriting Provisions of The Boeing Company dated February 6, 2003, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-99509, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
1.2
Form of Terms Agreement dated February 6, 2003 by and among The Boeing Company and Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters named therein, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-99509, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Underwriting Provisions dated February 6, 2003, which are filed as Exhibit 1.1 hereto.
4.1
Forms of notes in an aggregate of $600,000,000 5 1/8% Notes due February 15, 2013, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-99509, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
4.2
Form of $400,000,000 6 1/8% Notes due February 15, 2033, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-99509, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
5
Opinion of Piper Rudnick, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-99509, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.
23	Consent of Piper Rudnick (included in Exhibit 5).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOEING COMPANY
Date: February 11, 2003	By:	/s/ JAMES C. JOHNSON
		Name:	James C. Johnson
		Title:	Senior Vice President, Corporate Secretary and Assistant General Counsel

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  Item 7. Financial Statements, Pro forma Financial Information and Exhibits
SIGNATURES